Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions

Note 3	Acquisitions
InfoArmor On October 5, 2018, the Company acquired InfoArmor, Inc. (“InfoArmor”), a leading provider of identity protection in the employee benefits market, for $525 million in cash. InfoArmor primarily offers identity protection to employees and their family members through voluntary benefit programs at over 1,400 firms, including more than 100 of the Fortune 500 companies. Starting in the fourth quarter of 2018, the Service Businesses segment includes the results of InfoArmor.
In connection with the InfoArmor acquisition, the Company recorded goodwill of $318 million and intangible assets of $257 million. The intangible assets include $225 million and $32 million related to the acquired customer relationships and technology, respectively.
PlumChoice On November 30, 2018, the Company acquired PlumChoice, Inc. (“PlumChoice”) for $30 million in cash to provide technical support services to SquareTrade’s customers and small businesses. In conjunction with the PlumChoice acquisition, the Company recorded goodwill of $23 million.
SquareTrade On January 3, 2017, the Company acquired SquareTrade, a consumer product protection plan provider that distributes through many of America’s major retailers and Europe’s mobile operators, for $1.40 billion in cash. SquareTrade provides protection plans covering a variety of consumer products including TVs, smartphones and computers. This acquisition broadened Allstate’s unique product offerings to better meet consumers’ needs.
In connection with the SquareTrade acquisition, the Company recorded goodwill of $1.10 billion, commissions paid to retailers (reported in deferred policy acquisition costs) of $66 million, intangible assets (reported in other assets) of $555 million, contractual liability insurance policy premium expenses (reported in other assets) of $205 million, unearned premiums of $389 million, and net deferred income tax liability of $138 million. These amounts reflect re-measurement adjustments to the fair value of the opening balance sheet assets and liabilities.
Of the $555 million assigned to intangible assets, $465 million was attributable to acquired customer relationships. Intangible assets also included $69 million assigned to the SquareTrade trade name which is considered to have an indefinite useful life. The amortization expense of intangible assets in 2018 and 2017 were $94 million and $92 million, respectively.

Amortization expense of intangible assets for the next five years and thereafter
($ in millions)	InfoArmor	SquareTrade
2019	$50	$72
2020	44	62
2021	38	52
2022	31	42
2023	25	34
Thereafter	56	50
Total amortization	$244	$312

Customer relationship valuation methodology The value of the customer relationships intangible asset was determined using an income approach that considered cash flows and profits expected to be generated by the acquired relationships, a discount rate reflecting the relative risk of achieving the anticipated cash flows and profits, the time value of money, and other factors.